SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 25, 2003



                         Commission File Number: 0-22429
                                                 _______


                              DHB INDUSTRIES, INC.
                              ____________________
             (Exact name of registrant as specified in its charter)


          Delaware                                            11-3129361
____________________________                          __________________________
  (State of organization)                                  (I.R.S. Employer
                                                          Identification No.)

555 Westbury Avenue, Carle Place, New York                       11514
____________________________________________          __________________________
(Address of principal executive office)                        (Zip Code)

           (516) 997-1155
____________________________________________
(Registrant's telephone number, including area code)


                                    (Page 1)

ITEM 5.  OTHER EVENTS.

         DHB Industries, Inc. (the "Company") has entered into a second amendment (the "Amendment"), dated as of February 17, 2003, to that certain Loan and Security Agreement, dated as of September 24, 2001 (the "Loan Agreement") (previously filed as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001, filed with the Securities and Exchange Commission on November 14, 2001), by and among the Company, LaSalle Business Credit, LLC, a Delaware limited liability company (successor by merger to LaSalle Business Credit, Inc., a Delaware corporation) ("LaSalle"), and the Company's subsidiaries, Protective Apparel Corporation of America ("PACA"), Point Blank Body Armor, Inc. ("Point Blank") and NDL Products, Inc. ("NDL", and together with PACA and Point Blank, the "Borrowers"). The Company anticipates that the Amendment will assist the Company in meeting increased short-term working capital requirements.

         Pursuant to the Amendment, among other things, the maximum amount of revolving credit advances which may be provided by LaSalle to the Borrowers has been increased from $25,000,000, as previously provided in the Loan Agreement, to $35,000,000. This increased amount will decrease to $30,000,000 on September 1, 2003 and to $25,000,000 on December 1, 2003. In connection with the Amendment, the Borrowers have agreed to pay LaSalle an amendment fee in the amount of $25,000. In the event the Borrowers terminate the Loan Agreement and prepay all of their liabilities thereunder on or before February 28, 2004, the Borrowers have agreed to pay to LaSalle a prepayment fee of 1% of the Maximum Revolving Loan Limit (as that term is defined in the Loan Agreement) in effect at that time. Further pursuant to the Amendment, the minimum collection percentage during any sixty-day period to avoid a "Triggering Event" (as that term is defined in the Amendment) has been increased from 70% to 90%. The Amendment, including the availability of the increase in the revolving credit facility, became effective on February 25, 2003.

         The foregoing description of certain provisions of the Amendment and the Loan Agreement is qualified in its entirety by the full text of the Amendment and the Loan Agreement, respectively filed as Exhibit 4.1 hereto, and as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001, filed with the Securities and Exchange Commission on November 14, 2001, both of which are incorporated herein by reference.

         This  report  contains   "forward-looking   statements"  based  on  the
Company's current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties which could cause the Company's actual results to differ materially from historical results or those anticipated and certain of which are beyond the Company's control. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    (Page 2)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Not Applicable

         (b)   Not Applicable

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

                  4.1 Second Amendment to Loan and Security Agreement, dated February 17, 2003.


                                    (Page 3)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DHB INDUSTRIES, INC.


                                       By: /s/ DAWN M. SCHLEGEL
                                           _______________________
                                           Dawn M. Schlegel
                                           Chief Financial Officer


Dated:  February 25, 2003


                                    (Page 4)

                                  EXHIBIT INDEX

                                                                        Page No.

4.1      Second Amendment to Loan and Security                             6
         Agreement, dated February 17, 2003.




                                    (Page 5)